UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 25, 2014

DARLING INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 25, 2014, Darling International Inc. (the “Company”) will deliver an investor presentation that includes the material attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1. The information contained in this Current Report, including Exhibit 99.1, is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

{This current report, including Exhibit 99.1, contains forward-looking statements regarding the business operations and prospects of Darling International and industry factors affecting it. These statements are identified by words such as “may,” “will,” “begin,” “look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,” “estimate,” “continue,” “momentum” and other words referring to events that may occur in the future. These statements reflect Darling International’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including the Company’s ability to successfully integrate and operate Rothsay and Darling Ingredients International, disturbances in world financial, credit, commodities, stock markets and climatic conditions; unanticipated changes in national and international regulations affecting the Company’s products; a decline in consumer confidence and discretionary spending; the general performance of the U.S. and global economies; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling International and Valero Energy Corporation, including possible unanticipated operating disruptions and marketing challenges; risks relating to possible third party claims of intellectual property infringement; economic disruptions resulting from the European debt crisis; continued or escalated conflict in the Middle East; and the Company’s relatively high level of indebtedness, each of which could cause actual results to differ materially from those indicated in the forward-looking statements. Other risks and uncertainties regarding Darling International, its business and the industry in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling International is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.}

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor presentation material (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: February 25, 2014	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President,
General Counsel

EXHIBIT LIST

99.1	Investor presentation material (furnished pursuant to Item 7.01).